EXHIBIT 10.6

AMENDMENT NO. 1 TO WARRANT TO PURCHASE STOCK

THIS AMENDMENT NO. 1 TO WARRANT TO PURCHASE STOCK is made as of February 14, 2018 (the "Amendment"), by and between QUANTUM CORPORATION, a Delaware corporation (the "Company") and TCW DIRECT LENDING, LLC ("Holder").

R E C I T A L S:

A. The Company has previously issued that certain Warrant to Purchase Stock, dated December 14, 2017, to Holder (the "Warrant"), which Warrant was immediately exercisable for certain shares of common stock of the Company (all of which have been exercised) and was exercisable for additional shares of common stock of the Company only if certain conditions were met (the "Additional Shares").

B. In connection with that certain Second Amendment to Fee Letter, dated as February 14, 2018 (the "Fee Letter Amendment"), executed in connection with amendments being made to that certain Term Loan Credit and Security Agreement, dated as of October 21, 2016, by and among the Company, as borrower, TCW Asset Management Company, LLC, as Agent, as certain other parties thereto, the Holder and the Company desire to amend the Warrant in the manner described in Section 2 of the Fee Letter Amendment to cause the Warrant to become immediately exercisable for the Additional Shares.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Warrant.

2.    Amendment of Warrant. The Warrant is hereby amended as follows:

(a) In order to reflect the acceleration of vesting of the Additional Shares under the Warrant, Section 1.1(b) of the Warrant is hereby replaced and restated in its entirety with the following language:

"In addition to the shares immediately exercisable under Section 1.1(a), this Warrant shall also be immediately exercisable for an additional
108,051    shares    of    the    Company’s    Common    Stock    (subject    to adjustment as provided herein) (such shares, the "Additional Shares")."

(b) Section 1.6 of the Warrant is hereby amended by deleting the text "(including Shares deemed exercisable by virtue of the last sentence of Section 1.1(b))" from clause (a) of such Section.

3. Force and Effect. The Company reconfirms, restates, and ratifies the Warrant and all of the representations and warranties contained therein. Except as expressly provided for herein, the parties hereto do not intend to amend or otherwise alter any of the provisions of the Warrant.

4. References in the Warrant. All references in the Warrant to "this Warrant" or similar language shall be deemed to mean the Warrant as amended by this Amendment.

5. Complete Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the amendment of the Warrant and supersedes and preempts all other prior oral or written understandings, agreements or representations among the parties relating to the same. This Amendment may not be modified except in accordance with Section 5.6 of the Warrant.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of California and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to its conflict of laws principles.

7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment No. 1 to Warrant to Purchase Stock as of the date first above written.

QUANTUM CORPORATION

By: /s/ Fuad Ahmad
Name: Fuad Ahmad
Title: Chief Financial Officer

TCW DIRECT LENDING, LLC
By: TCW Asset Management Company LLC, its
Investment Advisor

By: /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director